STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated November 19, 2012
To Prospectus and Statement of Additional Information dated August 28, 2012

The Funds’ prospectus dated August 28, 2012 is modified to reflect the following:

The Steward Funds’ Board of Directors has approved a change in the benchmark index to which the performance of Steward Select Bond Fund (“Fund”) will be compared in the Average Annual Total Returns table in the prospectus.  The benchmark which has been used previously is Barclays Capital US Aggregate Intermediate Index.  The new benchmark is Barclays Capital US Government/Credit Index.  The Fund’s investment adviser recommended the change because the Barclays Capital US Government/Credit Index is a broader index with a wider range of maturities than the Barclays Capital US Aggregate Intermediate Index.  It was felt that the broader index more appropriately reflected the range and type of Fund investments thereby providing shareholders with a better benchmark against which to evaluate the Fund’s relative performance.

Below is a revised Average Annual Total Returns table showing the performance of both indexes for periods ended December 31, 2011.  The prospectus, when updated in August of 2013, will show the performance of both indexes until the prospectus is further updated for the fiscal year ending April 30, 2014.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011

	1 Year	5 Years	Life of Fund
Return Before Taxes	3.25%	4.68%	3.87%
Return After Taxes on Distributions	2.18%	3.29%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	2.11%	3.19%	2.50%
Barclays Capital Intermediate US Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.97%	6.09%	5.24%
Barclays Capital US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	8.74%	6.55%	5.51%